Exhibit 99.1

eHealth, Inc. Announces Management Changes

Appoints President and Chief Operating Officer

MOUNTAIN VIEW, Calif., March 22, 2012 – eHealth, Inc. (NASDAQ: EHTH), the nation’s leading online source of health insurance for individuals, families and small businesses today announced that Bill Shaughnessy is joining the company as president and chief operating officer and as a member of the company’s board of directors effective March 27, 2012. Mr. Shaughnessy will be responsible for the overall management and execution of eHealth’s day-to-day operations including human resources, technology development, product management, and the individual and family, and Medicare businesses.

eHealth also announced today that Bruce Telkamp, eHealth’s executive vice president of business and corporate development, and Sheldon Wang, eHealth’s executive vice president of technology and chief technology officer, have resigned from the company effective April 2, 2012 to pursue other career opportunities. The functions previously managed by Mr. Telkamp and Dr. Wang will be reassigned to other executives.

Gary Lauer, chief executive officer of eHealth said, “I would like to thank and recognize Bruce Telkamp and Sheldon Wang for over 12 years of service to the company and for their invaluable contributions in shaping eHealth into the company that it is today. eHealth would not be the same company without their efforts. I also appreciate their commitment to making the transition successful for eHealth and its employees in the U.S. and China.”

Continued Mr. Lauer, “eHealth has established itself as the leading online platform serving the individual and family health insurance market. We have more recently begun to successfully leverage eHealth’s technology and online demand generation expertise to enter adjacent businesses, including the sale of Medicare related health insurance plans. As we expand our reach and grow, we can truly benefit from Bill Shaughnessy’s experience in leading execution efforts in large, globally diversified organizations and his expertise in such critical areas as technology development, product management, marketing and cross functional leadership. Mr. Shaughnessy has extensive experience in the Internet and digital media industries. Prior to joining eHealth, he served as a senior vice president of product management and product marketing at Yahoo!. From March 1994 to March 2009, Mr. Shaughnessy held various senior management positions at Microsoft, most recently as global vice president of sales, marketing and services in Microsoft’s advertising and publisher solutions group.”

“This appointment also will allow me to dedicate more time to strategic planning to help ensure our continuing success in this changing market environment. We are very excited that Mr. Shaughnessy is joining us.”

About eHealth, Inc.

eHealth, Inc. (NASDAQ:EHTH) is the parent company of eHealthInsurance, the nation’s leading online source of health insurance for individuals, families and small businesses. Through the company’s website, http://www.eHealthInsurance.com, consumers can get quotes from leading health insurance carriers, compare plans side by side, and apply for and purchase health insurance. eHealthInsurance offers thousands of individual, family and small business health plans underwritten by more than 180 of the nation’s leading health insurance companies. eHealthInsurance is licensed to sell health insurance in all 50 states and the District of Columbia, making it the ideal model of a successful, high-functioning health insurance exchange. Through the company’s eHealth Technology solution (www.eHealthTechnology.com), eHealth is also a leading provider of health insurance exchange technology. eHealth Technology’s exchange platform provides a suite of hosted e-commerce solutions that enable health plan providers, resellers and government entities to market and distribute products online. eHealth, Inc. also provides powerful online and pharmacy-based tools to help seniors navigate Medicare health insurance options, choose the right plan and enroll in select plans online through its wholly-owned subsidiary, PlanPrescriber.com (www.planprescriber.com) and through its Medicare website www.eHealthMedicare.com. For more health insurance news and information, visit the eHealthInsurance consumer blog: Get Smart — Get Covered.

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the management transition and the company’s future growth and success. These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made, including risks associated with the management transition; impact of healthcare reform and medical loss ratio requirements; eHealth’s ability to maintain its relationship with health insurance carriers; eHealth’s success in marketing and selling Medicare-related health insurance plans and leads for such plans; eHealth’s ability to hire, train and retain licensed health insurance agents for its Medicare business; the need for health insurance carrier and regulatory approvals in connection with the marketing of Medicare related insurance products; government disapproval of our use of marketing material, including call center scripts and our websites, to sell Medicare related health insurance products; costs of acquiring new members; weak economic conditions; consumer awareness of the availability and accessibility of affordable health insurance; changes in member conversion rates; eHealth’s membership growth and retention rates; changes in products offered on eHealth’s ecommerce platform; changes in commission rates or carrier underwriting practices; maintaining and enhancing eHealth’s brand identity; system failures, capacity constraints, data loss or online commerce security risks; dependence on acceptance of the Internet as a marketplace for the purchase and sale of health insurance; dependence upon Internet search engines; reliance on marketing partners; timing of receipt and accuracy of commission reports; payment practices of health insurance carriers; competition; success in the sale of sponsorship advertising; the licensing of the use of eHealth’s technology or our performance of services pursuant to government contracts; protection of intellectual property and defense of intellectual property rights claims; legal liability, regulatory penalties and negative publicity; ability to attract and retain qualified personnel; management of business expansion and diversification; seasonality; impact of acquisitions, including risks associated with not realizing anticipated synergies and opportunities with respect to PlanPrescriber, Inc.; underperformance by PlanPrescriber, Inc.; PlanPrescriber’s maintenance of its relationships with its pharmacy and other partners that serve as a source of Medicare related leads; government approval of marketing material, including websites relating to PlanPrescriber partner Medicare product lead referrals; maintenance of proper and effective internal controls; impact of provisions for income taxes; changes in laws and regulations, including with respect to the marketing and sale of Medicare plans; compliance with insurance and other laws and regulations; exposure to security risks; and the performance, reliability and availability of eHealth’s ecommerce platform and underlying network infrastructure. Other factors that could cause operating, financial and other results to differ are described in eHealth’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission and available on the investor relations page of eHealth’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. eHealth does not undertake any obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Investor Contact:

Kate Sidorovich

Director Investor Relations

650-210-3111

Kate.sidorovich@ehealth.com